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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported) January 22, 2004

                         JUNIATA VALLEY FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)

               Pennsylvania               00013232              23-2235254
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     (State or other jurisdiction of    (Commission          (I.R.S. Employer
      incorporation or organization)    File Number)        Identification No.)

    Bridge and Main Streets, P.O. Box 66, Mifflintown, Pennsylvania    17059
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               (Address of principal executive offices)              (Zip Code)

                              FRANCIS J. EVANITSKY
                               PRESIDENT & C.E.O.
                         JUNIATA VALLEY FINANCIAL CORP.
                              Bridge & Main Streets
                              Mifflintown, PA 17059
                              ---------------------
                         (Address of executive offices)

                                   Copies to:
                             JAMES A. ULSH, ESQUIRE
                             METTE, EVANS & WOODSIDE
                        3401 N. Front St., P.O. Box 5950
                            Harrisburg, PA 17110-0950
                          Telephone No. (717) 232-5000

                                 (717) 436-8211
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           (Telephone No., including area code, of agent for service)


Item 5. Other Events

        On January 22, 2004, Juniata Valley Financial Corp. issued a press release reporting a special cash dividend, payable on February 27, 2004 to shareholders of record as of February 1, 2004. The aforementioned is attached as an exhibit to this current report on Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Juniata Valley Financial Corp.
                                                 ------------------------------
                                                          (Registrant)



Date:    January 22, 2004
                                       ----------------------------------------
                                       Francis J. Evanitsky, President & C.E.O.


EXHIBIT INDEX

Exhibit No. 99           Description
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                         Press Release of Juniata Valley Financial Corp.
                         dated January 22, 2004.